UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 4, 2019
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P.O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2019, the Corporation’s Board of Directors elected Andrew S. Drexler, 47, Vice President and Controller of the Corporation, effective April 1, 2019. The current Vice President and Controller, Michael T. Azbell, has notified the Corporation that he will retire on February 21, 2019. The Corporation’s Chief Financial Officer, Maria Henry, will act as the Corporation’s principal accounting officer from February 21 to April 1, 2019 on an interim basis and in addition to her current duties.

Mr. Drexler has served as Senior Vice President, Chief Accounting Officer and Controller of J. C. Penney Company, Inc., a department store chain, since 2015. Prior to joining JCPenney, he served as Senior Vice President and Chief Financial Officer of Giant Eagle, Inc., a grocery retailer, from 2014 to 2015. He also served as Senior Vice President, Finance, and Corporate Controller for GNC Holdings, Inc., a health and nutrition retailer, from 2011 to 2014. Prior to that, Mr. Drexler spent 11 years at Walmart Inc. in roles of increasing responsibility, including Vice President of Finance for the information systems division from 2010 to 2011. Earlier in his career, he held a variety of roles with PricewaterhouseCoopers, LLP. Mr. Drexler is a certified public accountant.

Mr. Drexler’s initial base salary will be $440,000 per year. As a participant in the Corporation’s annual incentive plan, Mr. Drexler will be eligible for an annual bonus, based on individual and company performance. His target bonus under the plan has been set at 55% of his base salary and for 2019 his bonus will be prorated. Mr. Drexler will be eligible for annual stock-based incentives. He will receive additional sign-on awards comprised of a cash bonus of $100,000 and time-vested restricted share units valued at $150,000 which vest one-third per year over three years. He will also participate in the Corporation’s supplemental 401(k) plan and other benefit plans available to the Corporation’s executive officers and employees, as described in the Corporation’s Definitive Proxy Statement for the Annual Meeting of Stockholders held on May 10, 2018.

Ms. Henry will continue to participate in compensation plans that have been previously disclosed by the Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	February 7, 2019	By:	/s/ Grant B. McGee
Grant B. McGee Vice President and Secretary